UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

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BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)
430 E. 29th Street, 14th Floor
New York, NY, 10016
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (212) 546-4200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On October 27, 2021, Bristol-Myers Squibb Company (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the third quarter of 2021. A copy of the Earnings Press Release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. Also furnished pursuant to this Item 2.02 as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein in its entirety is certain supplemental information (the “Supplemental Information”) posted on the Company’s website at www.bms.com.

Item 7.01 Regulation FD Disclosure.
On October 27, 2021, the Company posted on its website at www.bms.com a presentation (the “Bristol Myers Presentation”) on certain financial and operating initiatives available for viewing during the Company’s conference call and webcast announcing its financial results for the third quarter of 2021 at 10:00 a.m. Eastern time on October 27, 2021. A copy of the Bristol Myers Presentation is furnished pursuant to this Item 7.01 as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. The Bristol Myers Presentation includes references to non-GAAP financial information. Reconciliations between the non-GAAP financial measures and the comparable GAAP financial measures are available in the Supplemental Information, which is included as Exhibit 99.2 hereto, and the reasons for the presentation of such non-GAAP financial measures are available in the Earnings Press Release, which is included as Exhibit 99.1 hereto. The Bristol Myers Presentation should be read in conjunction with the Supplemental Information and the Earnings Press Release. The Company reserves the right to discontinue availability of the Bristol Myers Presentation from its website at any time.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Bristol-Myers Squibb Company dated October 27, 2021.
99.2	Certain supplemental information posted on Bristol-Myers Squibb Company’s website at www.bms.com not included in the press release.
99.3	Presentation Materials of Bristol-Myers Squibb Company dated October 27, 2021.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Bristol-Myers Squibb Company dated October 27, 2021.
99.2	Certain supplemental information posted on Bristol-Myers Squibb Company’s website at www.bms.com not included in the press release.
99.3	Presentation Materials of Bristol-Myers Squibb Company dated October 27, 2021.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: October 27, 2021	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Executive Vice President, General Counsel